Exhibit 23.1

Beckstead and Watts, LLP
Certified Public Accountants
                                                         3340 Wynn Road, Suite B
                                                             Las Vegas, NV 89102
                                                                    702.257.1984
                                                              702.362.0540 (fax)

Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We have issued our report dated March 26, 2004 accompanying the financials statements of maxxZone.com, Inc. on Form 10-KSB for the year ended December 31, 2003. We hereby consent to the incorporation by reference of said report in the Registration Statement of MaxxZone.com, Inc. on Form S-8.

Signed,

/s/ Beckstead and Watts, LLP

July 27, 2004